(the “Fund”)
Retail Class Shares (AKREX)
Institutional Class Shares (AKRIX)
Supra Institutional Class Shares (AKRSX)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated September 27, 2023 to the
Summary Prospectus dated November 28, 2022

Effective September 27, 2023, the following section in the Fund’s Summary Prospectus has been revised to include updated information.

The following table replaces the table below the heading “Management” in the Summary Prospectus:

Investment Advisor	Portfolio Manager
Akre Capital Management, LLC	John H. Neff, Partner of the Advisor. Has managed the Fund since August 2014.

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Please retain this Supplement with your Summary Prospectus.